Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
DISCONTINUED OPERATIONS

Income (loss) from discontinued operations, net of tax includes activity related to environmental matters, the spin-off of Teradata Data Warehousing (Teradata), the closure of NCR's EFT payment processing business in Canada, the divestiture of our healthcare solutions business, and the divestiture of our Entertainment business.

The income (loss) from discontinued operations for the years ended December 31 was:

	2011		2010		2009
	Pre - Tax	Net of Tax	Pre - Tax	Net of Tax	Pre - Tax	Net of Tax
Environmental matters	$3	$2	$31	$20	$(143)	$(91)
Spin-off of Teradata	—	6	—	3	—	—
Closure of the Canadian EFT business	(2)	(1)	—	—	(1)	(1)
Divestiture of the Healthcare business	(5)	(4)	(7)	(5)	(5)	(3)
Divestiture of the Entertainment business	(147)	(96)	(43)	(28)	(31)	(20)
Total	$(151)	$(93)	$(19)	$(10)	$(180)	$(115)

Divestiture of the Entertainment business As described in Note 1, "Description of the Business and Significant Accounting Policies," we completed the sale of certain assets of our Entertainment business on June 22, 2012. As as result, we have reclassified the results of operations of our Entertainment business to loss from discontinued operations in the Consolidated Statement of Operations for all periods presented. Revenues associated with the Entertainment business included within loss from discontinued operations totaled $152 million in 2011, in $99 million 2010, and $20 million in 2009.

Environmental Matters For the year ended December 31, 2011, (loss) income from discontinued operations included an accrual for an environmental matter in Japan, which relates to anticipated future disposal requirements of certain materials generated by a former NCR manufacturing facility in that country, and accruals for litigation fees related to the Kalamazoo environmental matter. These accruals were offset by Fox River related activities which include scheduled payments from an insurer in connection with a settlement that had been agreed to in prior years coupled with the favorable impact of changes in estimates and assumptions of the total costs. For the year ended December 31, 2010, income from discontinued operations was primarily due to settlements with insurance carriers related to the Fox River matter. For the year ended December 31, 2009, loss from discontinued operations represents a net charge recorded related to the Fox River matter in conjunction with a December 16, 2009 court decision. Refer to Note 9, "Commitments and Contingencies," for additional information regarding the Fox River environmental matter.

Spin-off of Teradata On September 30, 2007, NCR completed the spin-off of Teradata through the distribution of a tax-free stock dividend to its stockholders. The results of operations and cash flows of Teradata have been presented as a discontinued operation. There was no operating activity related to the spin-off of Teradata in 2011, 2010 and 2009. For the years ended December 31, 2011 and 2010, income from discontinued operations, net of tax, related to favorable changes in uncertain tax benefits attributable to Teradata.

Closure of the Canadian EFT Business In the second quarter of 2011, we closed our EFT payment processing business in Canada. For each of the years presented, we have included the results of operations of the EFT business under (loss) income from discontinued operations.

Divestiture of our Healthcare Solutions Business In December 2011, we sold our healthcare solutions business. For each of the years presented, we have included the results of operations of the healthcare solutions business under (loss) income from discontinued operations.